SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[X] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

Muzinich BDC, Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

MUZINICH US PRIVATE DEBT GENERAL PARTNER, S.À R.L.
Société à responsabilité limitée
R.C.S. Luxembourg B 236.096
12e, rue Guillaume Kroll
L-1882
Grand Duchy of Luxembourg (the General Partner)

acting as managing general partner (associé gérant commandité) of

MUZINICH US PRIVATE DEBT, SCSP
Société en commandite spéciale
R.C.S. Luxembourg B 236.512
Registered office: 49, avenue J.F. Kennedy
L-1855 Luxembourg
(the Partnership)

Distributed by electronic data site and by email

Luxembourg, 21 August 2020

CONVENING NOTICE

Dear Investor,

You are invited in your capacity as limited partner of the Partnership to attend the meeting of the partners of the Partnership (the Meeting), to be held by conference call on 4 September 2020 at 5:00 p.m. (CET), with the following agenda:

1.
Providing prior consent to the General Partner to vote on behalf of the Partnership as stockholder of Muzinich BDC, Inc. (the Portfolio Company) in favour of (i) the election of two directors of the Portfolio Company, to serve for terms of three (3) and two (2) years, respectively, or until each of their respective successors is duly elected and qualified:  (a) Kathleen T. Barr, and (b) Jeffrey Youle, (ii) the ratification of the appointment of Deloitte & Touche LLP as the Portfolio Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020, and (iii) the granting of discretionary authority to the board of directors of the Portfolio Company to amend the Portfolio Company’s certificate of incorporation to effect a reverse stock split of its common stock at a ratio of 1-10 and with the reverse stock split to be effective at such time and date, if at all, as determined by the board of directors of the Portfolio Company, but not later than 60 days after stockholder approval thereof and, if and when the reverse stock split is effected, to reduce the number of authorized shares of common stock and authorized shares of preferred stock by the approved reverse stock split ratio (collectively, the Portfolio Company’s Annual Meeting Agenda); and

2.
Providing power and authorization to each manager of the General Partner, each having full power of substitution, each acting individually and severally, in the name and on behalf of the Partnership, to see to any matters incidental to the preceding resolutions and perform any and all formalities, steps or actions necessary, useful or in connection with the resolutions.

The Fund being a feeder fund to the Portfolio Company, we are seeking the prior consent of the Meeting in order for the General Partner to vote in favor of the Portfolio Company’s Annual Meeting Agenda due to applicable provisions of US law.

The transactions contemplated in the Portfolio Company’s Annual Meeting Agenda are described more precisely in the Definitive Proxy Statement on Schedule 14A filed by the Portfolio Company with the U.S. Securities and Exchange Commission on 31 July 2020 (the “Definitive Proxy Statement”) and which has been provided to the stockholders of the Portfolio Company.  The Definitive Proxy Statement is available at https://www.sec.gov/Archives/edgar/data/1779523/000089418920005894/muzinich_def14a.htm.

Due to the exceptional circumstances caused by the unprecedented COVID-19 situation and in line with the Luxembourg law of 20 June 2020, the Meeting will be held by conference call initiated from Luxembourg. In order to dial into the Meeting, please use the following details:

+352-27-000-1358 Luxembourg Toll

+1-210-795-1110 US Toll

Meeting number (access code): 591 935 565

In case you cannot be present at the Meeting, but wish to vote in favor of the resolutions to be adopted, you may fill in, execute and return the power of attorney attached to this convening notice by email to Luxembourg-Domiciliarygroup@statestreet.com, and/or by fax to: +352 46 40 10 413, no later than 2nd September 2020 at 5:00 p.m. (CET).

The Meeting may validly deliberate if at least three Fund Investors are present or represented and resolutions, in order to be adopted, must be approved by a majority of the Fund Investors present or voting by proxy representing more than 50% of the Total Fund Commitments.

Unless otherwise defined, capitalised terms shall have the meaning ascribed to them under the Amended and Restated Limited Partnership Agreement of the Partnership dated 14 August 2019.

Yours sincerely,

The General Partner, acting in its capacity as managing general partner of the Partnership

Represented by:

/s/ Paul Fehre	/s/ Mark O’Keeffe
Name: Paul Fehre	Name: Mark O'Keeffe
Title: Manager	Title: Manager

POWER OF ATTORNEY

The undersigned

______________________________________________________________________________1, a ________________________2  organized under the laws of ____________________3, having its registered office at ______________________________________________________4, registered with ______________________________________________5, under number ________________________6 (the Undersigned), hereby grants a special power of attorney, with full power of substitution, to any representative of  Muzinich US Private Debt General Partner, S.à r.l. (the General Partner) that will be appointed as chairperson of the Meeting (as defined below) in accordance with article 10.8.3 of the amended and restated limited partnership agreement of the Partnership (as defined below) dated 14 August 2019, acting under his/her sole signature (the Attorney), to represent the Undersigned at the meeting (the Meeting) of the partners of Muzinich US Private Debt, SCSp, a Luxembourg special limited partnership (société en commandite spéciale), having its registered office at 49, avenue J.F. Kennedy, L-1855 Luxembourg, and registered with the Luxembourg Register of Commerce and Companies under number B 236.512 (the Partnership) to be held by conference call on 4 September 2020 at 5:00 p.m. CET, to resolve on the following resolutions proposed for adoption at the ordinary general meeting, where the Attorney is instructed to vote, as indicated in the ticked box, for each item in the agenda below (PLEASE TICK ONE BOX IN RESPECT OF EACH RESOLUTION ONLY):

Proposed resolutions	For	Against	Abstention
1. Providing prior consent to the General Partner to vote on behalf of the Partnership as stockholder of Muzinich BDC, Inc. (the Portfolio Company) in favour of:
(i) the election of two directors of the Portfolio Company, to serve for terms of three (3) and two (2) years, respectively, or until each of their respective successors is duly elected and qualified,
(a) Kathleen T. Barr	□	□	□
(b) Jeffrey Youle;	□	□	□
(ii) the ratification of the appointment of Deloitte & Touche LLP as the Portfolio Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020; and	□	□	□

1 Insert name of limited partner
2 Insert legal entity type or indicate natural person
3 Insert country/jurisdiction of organization/formation, if applicable
4 Insert registered office address, if applicable
5 Insert name of company register, if applicable
6 Insert registration number, if applicable

(iii)  the granting of discretionary authority to the board of directors of the Portfolio Company to amend the Portfolio Company’s certificate of incorporation to effect a reverse stock split of its common stock at a ratio of 1-10 and with the reverse stock split to be effective at such time and date, if at all, as determined by the board of directors of the Portfolio Company, but not later than 60 days after stockholder approval thereof and, if and when the reverse stock split is effected, to reduce the number of authorized shares of common stock and authorized shares of preferred stock by the approved reverse stock split ratio.

□	□	□
2. Providing power and authorization to each manager of the General Partner, each having full power of substitution, each acting individually and severally, in the name and on behalf of the Partnership, to see to any matters incidental to the preceding resolutions and perform any and all formalities, steps or actions necessary, useful or in connection with the resolutions.

□	□	□

The Undersigned authorises the Attorney to approve, reject or modify any item in connection with the matters related to this agenda, in each case, as such attorney determines to be necessary or desirable in order to effectuate the purpose of this power of attorney.

The Undersigned authorises the Attorney to sign all documents and do all acts necessary or useful in connection with the performance of this power of attorney, even though not indicated, undertaking to ratify and confirm such acts and signatures if required.

The Undersigned undertakes to fully indemnify the Attorney against all claims, losses, costs, expenses, damages or liability, which the Attorney may sustain or incur as a result of any action taken by the latter in good faith pursuant to this power of attorney, including any costs incurred in enforcing this power of attorney.

This power of attorney is governed by, and shall be construed in accordance with, the laws of the Grand Duchy of Luxembourg. The courts of the district of the city of Luxembourg shall have exclusive jurisdiction to hear any dispute or controversy arising out of, or in connection with, this power of attorney.

This power of attorney shall remain in full force and effect until the earlier of (a) its revocation in writing by the undersigned, or (b) the closing of the meeting of the Portfolio Company’s stockholders (including any reconvening thereof) to vote upon the agenda items corresponding to items 1(i) – (iv) described herein.

[Signature page follows]

Given in _____________________ on _________________ 2020.

Limited partner name:  ___________________________________

By: Title:

Please ensure that the signatory(ies) have the requisite authority to represent the Undersigned.  Evidence of such authorization may be requested by the General Partner.